Exhibit 99.26

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Independent Accountants’ Agreed-Upon Procedures Report

Onslow Bay Financial LLC (the “Company”)
BofA Securities, Inc. (the “Initial Purchaser”)
(together, the “Specified Parties”)

Re: OBX 2024-J1 Trust – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “OBX 2024-J1 ASF Tape.xlsx” provided by the Company on August 23, 2024, containing information on 309 Loans as of September 1, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by OBX 2024-J1 Trust. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Loan File” means the following information sources provided by the Company or Initial Purchaser on behalf of the Company for each Selected Loan (defined below) as applicable: Promissory Note, Uniform Residential Loan Application (URLA), Final Closing Disclosure, Occupancy Statement, Appraisal Report, Purchase Agreement, Addendum to Purchase Agreement, Uniform Underwriting and Transmittal Summary and Title Report. We make no representation regarding the validity or accuracy of these documents or the execution of the applicable documents by the borrower.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

•	The term “Initial Data File” means an electronic data file (“OBX 2024-J1 ASF Tape.xlsx“) provided by the Initial Purchaser on August 13, 2024, on behalf of the Company, containing certain information on 320 mortgage loans (“Loans”) as of September 1, 2024.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the table below.

•	The term “Provided Information” means the Loan File and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 32 Loans from the Initial Data File (the “Selected Loans”). A listing of the Selected Loans is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Loans we were instructed to randomly select from the Initial Data File.

B.	For each Selected Loan, we compared or recomputed the specified attributes in the Initial Data File listed below to or using the corresponding information included in the Loan File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Loan File or the inability to agree the indicated information from the Initial Data File to the Loan File for each of the specified attributes identified, utilizing the Instructions as applicable, constituted an exception. The Loan File information is listed in the order of priority.

We found such information to be in agreement except as listed in Exhibit B.

Specified Attribute	Loan File / Instructions
Seller Loan Number	Provided by the Company
Original Term to Maturity	URLA
Original Amortization Term	URLA, Promissory Note
Original Loan Amount	Promissory Note
Original Interest Rate	Promissory Note
Current Payment Amount Due	Promissory Note
First Payment Date of Loan	Promissory Note
State	Promissory Note
City	Promissory Note
Postal Code	Promissory Note
Prepayment Penalty Total Term	Promissory Note
Occupancy	URLA, Occupancy Statement
Property Type	Appraisal Report Consider property types of “dPUD (PUD with “de minimus” monthly HOA dues" and “PUD (Only for use with Single-Family Detached Homes with PUD riders)” to be “PUD.”

Specified Attribute	Loan File / Instructions
Original Appraised Property Value	Appraisal Report
Sales Price	Final Closing Disclosure, Appraisal Report, Uniform Underwriting and Transmittal Summary, Purchase Agreement, Addendum to Purchase Agreement
Loan Purpose

URLA, Final Closing Disclosure, Uniform Underwriting and Transmittal Summary

Do not perform any procedure on the portion of the attribute related to the Loan Purpose initiation, purpose of cash out or if the loan is for a first-time home purchase.

Junior Mortgage Balance	Uniform Underwriting and Transmittal Summary, Title Report.
Original LTV	Recompute by dividing (i) Original Loan Amount, by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.
Original CLTV	Recompute by dividing (i) the sum of (a) Original Loan Amount and (b) Junior Mortgage Balance (if applicable), by (ii) the Sales Price if purchase or the Original Appraised Property Value if not a purchase.

C.	For each Selected Loan, we recomputed the Maturity Date using the First Payment Date of the Loan and the Original Term to Maturity included in the Initial Data File. We compared the results of our recomputation to the corresponding month and year in the Promissory Note. We found such information to be in agreement.

D.	As a result of the findings identified and reported in the performance of Procedure B, the Initial Data File was revised by the Company. The Data File represents the revised information reflecting resolution of differences reported as determined appropriate by the Company. We reperformed Procedure B for the Selected Loans from the Data File. We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Loans, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Loans being securitized, (iii) the compliance of the originator of the Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Loans that would be material to the likelihood that the issuer of the nature of issued securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

New York, New York

August 27, 2024

Exhibit A

Selected Loan #	Unique Identifier(1)
1	OBX2024J1257
2	OBX2024J1051
3	OBX2024J1140
4	OBX2024J1015
5	OBX2024J1318
6	OBX2024J1275
7	OBX2024J1047
8	OBX2024J1246
9	OBX2024J1190
10	OBX2024J1202
11	OBX2024J1317
12	OBX2024J1269
13	OBX2024J1288
14	OBX2024J1059
15	OBX2024J1073
16	OBX2024J1294
17	OBX2024J1001
18	OBX2024J1133
19	OBX2024J1033
20	OBX2024J1238
21	OBX2024J1103
22	OBX2024J1048
23	OBX2024J1097
24	OBX2024J1142
25	OBX2024J1296
26	OBX2024J1196
27	OBX2024J1189
28	OBX2024J1031
29	OBX2024J1154
30	OBX2024J1254
31	OBX2024J1083
32	OBX2024J1241

(1) The Company has assigned a unique 12-digit unique identifier to each Loan in the Data File. The unique identifiers referred to in this Exhibit are not the customer account numbers.

A-1

Exhibit B

Selected Loan #	Unique Identifier	Specified Attribute	Per Initial Data File	Per Loan File
8	OBX2024J1246	Loan Purpose	Cash Out: Other/Multi- purpose/Unknown purpose	Limited Cash-Out (GSE Definition)

B-1